SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 25, 2002

     SALOMON BROTHERS MORTGAGE SECURITIES VII INC, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2002 providing for the issuance of 2002-CB3 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB3).

                  SALOMON BROTHERS MORTGAGE SECURITIES VII INC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-83816-03             13-3439681
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


388 Greenwich Street
New York, NY                                                    10013
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-5635

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB3 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB3 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 ( the "Agreement"), among Salomon Brothers Mortgage Securities VII Inc, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and JPMorgan Chase Bank, as Trustee. On July 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 25, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee under the
                                     Agreement referred to herein



Date:  August 1, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         July 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  July 25, 2002



                               CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB3
                                                STATEMENT TO CERTIFICATEHOLDERS
                                                      July 25, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A        203,447,000.00    203,447,000.00    3,963,045.01    426,935.03   4,389,980.04     0.00         0.00      199,483,954.99
B1        11,444,000.00     11,444,000.00            0.00     41,592.25      41,592.25     0.00         0.00       11,444,000.00
B2         2,543,000.00      2,543,000.00            0.00     10,107.53      10,107.53     0.00         0.00        2,543,000.00
M1        17,166,000.00     17,166,000.00            0.00     41,195.94      41,195.94     0.00         0.00       17,166,000.00
M2        14,623,000.00     14,623,000.00            0.00     43,906.36      43,906.36     0.00         0.00       14,623,000.00
B3         5,086,723.00      5,086,723.00            0.00     26,398.90      26,398.90     0.00         0.00        5,086,723.00
R                  0.00              0.00            0.00          0.00           0.00     0.00         0.00                0.00
R4                 0.00              0.00            0.00          0.00           0.00     0.00         0.00                0.00
R5                 0.00              0.00            0.00          0.00           0.00     0.00         0.00                0.00
R6                 0.00              0.00            0.00          0.00           0.00     0.00         0.00                0.00
N          8,000,000.00      8,000,000.00      362,749.78     66,666.67     429,416.45     0.00         0.00        7,637,250.22
TOTALS   262,309,723.00    262,309,723.00    4,325,794.79    656,802.68   4,982,597.47     0.00         0.00      257,983,928.21

AIO      101,723,929.00    101,723,929.00            0.00    550,931.81     550,931.81     0.00         0.00      101,723,929.00
X        254,309,822.60    254,309,822.60            0.00          0.00           0.00     0.00         0.00      250,731,752.99
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                  ENDING                             PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL   PRINCIPAL           CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A        79549AQW2    1,000.00000000  19.47949594     2.09850738   21.57800331      980.52050406     A        2.158750 %
B1       79549ARA9    1,000.00000000   0.00000000     3.63441541    3.63441541    1,000.00000000     B1       3.738750 %
B2       79549ARB7    1,000.00000000   0.00000000     3.97464805    3.97464805    1,000.00000000     B2       4.088750 %
M1       79549AQY8    1,000.00000000   0.00000000     2.39985669    2.39985669    1,000.00000000     M1       2.468750 %
M2       79549AQZ5    1,000.00000000   0.00000000     3.00255488    3.00255488    1,000.00000000     M2       3.088750 %
B3       N/A          1,000.00000000   0.00000000     5.18976559    5.18976559    1,000.00000000     B3       5.338750 %
N        N/A          1,000.00000000  45.34372250     8.33333375   53.67705625      954.65627750     N       10.000000 %
TOTALS                1,000.00000000  16.49117212     2.50392045   18.99509257      983.50882788

AIO      79549AQX0    1,000.00000000   0.00000000     5.41595095    5.41595095    1,000.00000000     AIO      6.500000 %
X        N/A          1,000.00000000   0.00000000     0.00000000    0.00000000      985.93027366     X        0.000000 %
-----------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                            450 West 33rd Street, 14 floor
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-



Sec. 4.06(iii) O/C Amount                                                                 385,075.00
Sec. 4.06(iii) Targeted O/C Amount                                                      2,543,098.23
Sec. 4.06(iii) O/C Deficiency Amount                                                    2,158,023.22
Sec. 4.06(iii) O/C Release Amount                                                               0.00
Sec. 4.06(iii) Monthly Excess Interest                                                    769,950.80
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                            769,950.80
Sec. 4.06(iii) Extra Principal Distribution Amount
                 (Limited to 50% of Monthly Excess Cash Flow)                             384,975.40

Sec. 4.06(iv) Servicing Compensation                                                            0.00
Sec. 4.06(iv) Servicing Fee                                                               103,302.75
Sec. 4.06(iv) PMI Premium                                                                       0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                                                     0.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                                            0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                        0.00

Sec. 4.06(vi) Ending Collateral Balance Group Total                                   250,731,752.99

Sec. 4.06(vii) Total Beginning Number of Loans                                              2,981.00

Sec. 4.06(vii) Total Ending Number of Loans                                                 2,943.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                    9.51 %
Sec. 4.06(vii) Group Weighted Average Mortgage Rate                                            9.51 %
Sec. 4.06(vii)Group Weighted Average Term to Maturity                                         305.00

Sec. 4.06(viii)Loans Delinquent
         Group 1
        ---------------------------------
        Category              Number       Principal Balance      Percentage
        1 Month               405            33,757,295.45                 13.46 %
        2 Month               235            19,304,540.94                  7.70 %
        3 Month               234            16,986,193.79                  6.77 %
         Total                874            70,048,030.18                 27.93 %

        Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
          Loans in Foreclosure
        Group 1
        -----------------------------
        Number              Principal Balance       Percentage
             6              976,568.90                  0.39 %

Sec. 4.06(viii)Loans in Bankruptcy
          Loans in Bankruptcy

         Group 1
        ------------------------------
         Number              Principal Balance       Percentage
             199           13,776,004.77                  5.49 %

Sec. 4.06(ix)Loans in REO
          Group 1
        -------------------------------
          Number              Principal Balance       Percentage
                    0                    0.00                  0.00 %
         Group Totals
        -------------------------------
          Number              Principal Balance       Percentage
                    0                    0.00                  0.00 %

Sec. 4.06(x) Re-Performing Loans                                                        397
Sec. 4.06(x) Re-Performing Loan Balances                                      29,631,816.49

Sec. 4.06(x) Excess 60+ Day Delinquent Re-Performing Loans                             0.00
Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group                                                    3,285,401.80
Sec. 4.06(xii) Prepayment Penalties/Premiums                                      44,441.04

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group                                               0.00
Cummulative Realized Losses Incurred in Group                                           0.00


                                      -7-


Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class B3 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class B3 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class B3 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xvii) Unpaid Interest                                                         0.00
Class A Unpaid Interest Shortfall                                                       0.00
Class M1 Unpaid Interest Shortfall                                                      0.00
Class M2 Unpaid Interest Shortfall                                                      0.00
Class B1  Unpaid Interest Shortfall                                                     0.00
Class B2  Unpaid Interest Shortfall                                                     0.00
Class B3  Unpaid Interest Shortfall                                                     0.00
Class N Unpaid Interest Shortfall                                                       0.00

Class A Interest Accrual Relief Act Reduction                                           56.42
Class AIO Interest Accrual Relief Act Reduction                                         72.81
Class M1  Interest Accrual Relief Act Reduction                                         5.44
Class M2  Interest Accrual Relief Act Reduction                                         5.80
Class B1  Interest Accrual Relief Act Reduction                                         5.50
Class B2  Interest Accrual Relief Act Reduction                                         1.34
Class B3  Interest Accrual Relief Act Reduction                                         3.49
Total Class Interest Accrual Relief Act Reduction                                       150.80

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                         1,907.32

Sec. 4.06(xxii)Libor Carryover Amount - Class A                                         0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A                                  0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B3                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B3                                 0.00
Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  n/a

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance       0.00%
Sec. 4.06(xxv) Available Funds


Available Funds                                                                         5,490,995.55
Interest Remittance Amount                                                              1,912,925.94
Principal Remittance Amount                                                             3,578,069.61

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00

Sec. 4.06(xiv) Has the Trigger Event Occured                                            0.00
